UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Crown Media Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BARCODE You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: For holders as of: Date: Time: Location: See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000027164_1 R2.09.03.17 CROWN MEDIA HOLDINGS, INC. Annual Meeting July 23, 2009 11:00 AM EDT June 02, 2009 1325 Avenue of the Americas 22nd Floor New York, New York 10022 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000027164_2 R2.09.03.17 1. Notice & Proxy Statement 2. Annual Report / 10k Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 09, 2009 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000027164_3 R2.09.03.17 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1 William J. Abbott 2 Dwight C. Arn 3 Robert C. Bloss 4 William Cella 5 Glenn Curtis 6 Steve Doyal 7 Brian E. Gardner 8 Herbert A. Granath 9 Donald J. Hall, Jr. 10 Irvine O. Hockaday, Jr. 11 A. Drue Jennings 12 Peter A. Lund 13 Brad R. Moore 14 Deanne R. Stedem

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Voting items Continued 0000027164_4 R2.09.03.17 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Dear Crown Media Shareholders: The 2009 Annual Meeting of Stockholders of Crown Media Holdings, Inc. (the “Company”) will be held at the office of the Company located at 1325 Avenue of the Americas, 22nd Floor, New York, New York 10019, on Thursday, July 23, 2009, at 11:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect 14 Directors to serve until the 2010 annual meeting of stockholders of the Company; (2) to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof. Management recommends a vote “FOR” Item 1. The Board of Directors has fixed the close of business on June 2, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CROWN MEDIA HOLDINGS, INC. BAR CODE RESTRICTED AREA This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 9, 2009 to facilitate timely delivery. CROWN MEDIA HOLDINGS, INC. 12700 Ventura Boulevard, Studio City, California 91604 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, July 23, 2009 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.hallmarkchannel.com/2009annualmeeting.html You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number CONTROL NUMBER 49001

The Proxy Materials for Crown Media Holdings, Inc. are available to review at: http://www.hallmarkchannel.com/2009annualmeeting.html Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares 49001 Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: 1325 Avenue of the Americas, 22nd Floor, New York, New York 10019 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet http://www.hallmarkchannel.com/2009annualmeeting.html ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.